EXECUTION COPY

                               GUARANTY AGREEMENT

     This GUARANTY AGREEMENT (the "Guaranty") is made and entered into as of February 1, 2002 by and among the subsidiaries of Infocrossing listed on Schedule A attached hereto (each a "Guarantor" and collectively, the "Guarantor(s)"), Infocrossing, Inc., a Delaware corporation ("Infocrossing"), Cahill Warnock Strategic Partners Fund, L.P., a Delaware limited partnership ("CW"), Strategic Associates, L.P., a Delaware limited partnership ("SA"), Camden Partners Strategic Fund II-A, L.P., a Delaware limited partnership ("Camden II-A"), and Camden Partners Strategic Fund II-B, L.P., a Delaware limited partnership ("Camden II-B" and, together with CW, SA, Camden II-A and Camden II-B, the "Purchasers"),

     WHEREAS, the Purchasers and Infocrossing (the parent company of the Guarantor(s)) are parties to that certain Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") providing for the issuance by Infocrossing to the Purchasers of the aggregate principal amount of $10 million in debentures (the "Debentures") and warrants to acquire common stock of Infocrossing (the "Warrants"); and

     WHEREAS, it is a condition of the consummation of the transactions contemplated by the Purchase Agreement that the Guarantor(s) enter into and deliver this Guaranty; and

     WHEREAS, the transactions contemplated by the Purchase Agreement are beneficial to the Guarantor(s) and it is in consideration for such benefits that the Guarantor(s) agrees to enter into this Guaranty.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     Defined terms used herein shall have the meaning set forth in the Purchase Agreement if not defined herein.

                                    ARTICLE I
                                    GUARANTEE

     Section 1.01. The Guarantee. The Guarantors hereby jointly and severally guarantee as a primary obligor and not as a surety to each Purchaser and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the United States Federal Bankruptcy Code of 1978, as amended or supplemented from time to time (the "Bankruptcy Code") after any bankruptcy or insolvency petition under the Bankruptcy Code) on the Debentures issued to and held by the Purchasers from time to time owing to the Purchasers by Infocrossing under the Purchase Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations.") The Guarantors hereby jointly and severally agree that if Infocrossing shall fail to pay in full when due (whether

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at stated maturity, by acceleration or otherwise) any of the Guaranteed
Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Subject to Section 1.03, the obligations of the Guarantors under this Section 1.01 shall terminate when all Guaranteed Obligations have been paid in full.

     Section 1.02. Obligations Unconditional. The obligations of the Guarantors under Section 1.01 are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Infocrossing under the Debenture or the Purchase Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of the Debenture or the Purchase Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Debenture or the Purchase Agreement or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefore shall be released or exchanged in whole or in part or otherwise dealt with;

          (iv) any other Guarantor shall be released; or

          (v) any other Person shall become a guarantor of the Guaranteed Obligations.

     The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Purchaser thereof exhaust any right, power or remedy or proceed against Infocrossing under the Debenture or the Purchase Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed

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Obligations The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Purchaser upon this guarantee or acceptance of this guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings between Infocrossing and the Purchasers, shall likewise by conclusively presumed to have been had or consummated in reliance upon this guarantee. This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Purchasers, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Purchasers or any other Person at any time of any right or remedy against Infocrossing or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefore or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Purchasers, and their respective successors and assigns, notwithstanding that from time to time during the term of this Guaranty there may be no Guaranteed Obligations outstanding.

     Section 1.03. Reinstatement. The obligations of the Guarantors under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Infocrossing in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The Guarantors jointly and severally agree that they will indemnify each Purchaser on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by such Purchaser in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence or bad faith of such Purchaser.

     Section 1.04. Subrogation; Subordination. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the obligations of Infocrossing under the Debenture it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 1.01, whether by subrogation or otherwise, against Infocrossing or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of Infocrossing or any other Guarantor now or hereafter owing to any Guarantor by reason of any payment by such Guarantor under this Guaranty is hereby subordinated to the prior indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of Infocrossing to such Guarantor until the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

     Section 1.05. The Guarantors jointly and severally agree that, as between the Guarantors and the Purchasers, the obligations of Infocrossing under the

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Debenture and the Purchase Agreement may be declared to be forthwith due and payable as provided in Section 3.2 of the Debenture (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 3.2 of the Debenture) for purposes of Section 1.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Infocrossing and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Infocrossing) shall forthwith become due and payable by the Guarantors for purposes of Section 1.01.

     Section 1.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Guaranty constitutes an instrument for the payment of money, and consents and agrees that any Purchaser, as its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR
Section 3213.

     Section 1.07. Continuing Guarantee. The guarantee in this Guaranty is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     Section 1.08. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 1.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors on account of the amount of its liability under Section 1.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Purchaser or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 1.09. Limitation on Guaranty Amount. The obligations of the Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of the Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

     Section 1.10. Additional Guarantors. Upon Infocrossing creating or acquiring any subsidiary after the date hereof (including as a result of the Proposed Acquisition (as defined in the Purchase Agreement)), each such subsidiary shall become a Guarantor by executing a counterpart signature page to this Agreement. At such time, Infocrossing shall revise Schedule A accordingly and such subsidiary shall have the rights and obligations of a Guarantor hereunder.

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                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS

     Each Guarantor hereby severally, and not jointly, represents and warrants to each Purchaser, as of the date hereof as follows:

     Section 2.01. Organization; Authorization; Enforceability. Such Guarantor is duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and as currently proposed to be conducted. Such Guarantor has all the necessary corporate or power and authority to execute, deliver and perform its obligations under this Guaranty and has taken all corporate action necessary to authorize the execution, delivery and performance by it of this Guaranty and to consummate the transactions contemplated hereby and thereby. No other corporate or stockholder proceedings on the part of such Guarantor are necessary for such authorization, execution, delivery and consummation. Such Guarantor has duly executed and delivered this Guaranty. The execution, delivery and performance of the transactions contemplated by this Guaranty and compliance with their provisions by the such Guarantor will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the certificate of incorporation or bylaws of the Guarantor, or any indenture, lease, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties is bound. This Guaranty constitutes a legal, valid and binding obligation of such Guarantor, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

     Section 2.02. No Liens. The personal property, real property, intellectual property and assets of the Guarantor are free of all Liens. "Liens" shall mean, any mortgage, pledge, assessment, security interest, lease, sublease, lien, adverse claim, levy, charge, option, right of others or restriction (whether on voting, sale, transfer, disposition or otherwise) or other encumbrance of any kind.

                                   ARTICLE III
                                    COVENANTS

     Section 3.01. Covenants. Each Guarantor covenants and agrees to act in accordance with the covenants set forth in Article V of the Purchase Agreement and not to take any action prohibited by the negative covenants set forth in
Article VI of the Purchase Agreement by substituting such Guarantor for each reference to the "Company" (and deleting references to "Subsidiaries") in Articles V and VI of the Purchase Agreement.

                                   ARTICLE IV
                                 MISCELLANEOUS

     Section 4.01. Termination. This Guaranty shall terminate upon the satisfaction in full by Infocrossing or the Guarantors of all of the Guaranteed Obligations.

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     Section 4.02. Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     Section 4.03. Modifications and Amendments. No amendment, modification or termination of this Guaranty shall be binding unless executed in writing by each Guarantor and each Purchaser.

     Section 4.04. Waivers and Extensions. The Purchasers may waive any condition, right, breach or default under this Guaranty, provided that such waiver will not be effective against the Purchasers unless it is in writing, is signed by each Purchaser, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     Section 4.05. Severability. This Guaranty shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Guaranty or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Guaranty a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     Section 4.06. Counterparts; Fax Signatures. This Guaranty may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     Section 4.07. Further Assurances. As between the Guarantors and the Purchasers, each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Guaranty.

     Section 4.08. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by telefax (with confirmation of transmission), by recognized courier service (with receipt acknowledged) or by registered or certified mail, postage prepaid, as follows:

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     (a)  If to Guarantor or Infocrossing, to:

          2 Christie Heights Street
          Leonia, NJ 07605
          Attention: Zach Lonstein
          Fax: 201.840.7126

          with a copy, which shall not constitute adequate notice, to:

          White & Case
          1155 Avenue of the Americas
          New York, New York 10036
          Fax: 212.354.8113
          Attention: S. Ward Atterbury, Esq.

     (b)  If to the Purchasers, to:

          Camden Partners, Inc.
          One South Street, Suite 2150
          Baltimore, Maryland  21202
          Attention: Mr. David L. Warnock
          Fax No.: 410.895.3805

          with a copy, which shall not constitute adequate notice, to:

          Wilmer, Cutler & Pickering
          100 Light Street, 13th Floor
          Baltimore, Maryland  21202
          Attention:  Jay Watkins, Esq.
          Fax: 410.986.2828

or such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered personally or by courier, telefaxed or five (5) business days after deposited in the mail.

                            (Signature page follows)

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     IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

                                     ETG, INC.

                                     By:
                                        ----------------------------------------
                                        Name:   Zach Lonstein
                                        Title:  Chief Executive Officer

                                     INFOCROSSING, INC.

                                     By:
                                        ----------------------------------------
                                        Name:   Zach Lonstein
                                        Title:  Chief Executive Officer

CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.

By:  Camden Partners Strategic II, LLC,
     its General Partner

By:
   ----------------------------------------
   Name:   David L. Warnock
   Title:  Managing Member

Address:  Camden Partners
          One South Street, Suite 2150
          Baltimore, MD 21201
          Fax No.:     (410) 895-3805
          Attention:   David L. Warnock

CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

By:  Camden Partners Strategic II, LLC,
     its General Partner

By:
   ----------------------------------------
   Name:   David L. Warnock
   Title:  Managing Member

Address:  Camden Partners
          One South Street, Suite 2150
          Baltimore, MD 21201
          Fax No.:     (410) 895-3805
          Attention:   David L. Warnock

CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.

By:  Cahill, Warnock Strategic Partners, L.P.,
     its General Partner

By:
   ----------------------------------------
   Name:   David L. Warnock
   Title:  General Partner

Address:  Camden Partners
          One South Street, Suite 2150
          Baltimore, MD 21201
          Fax No.:     (410) 895-3805
          Attention:   David L. Warnock

STRATEGIC ASSOCIATES, L.P.

By:  Cahill, Warnock Strategic Partners, L.P.,
     its General Partner

By:
   ----------------------------------------
   Name:   David L. Warnock
   Title:  General Partner

Address:  Camden Partners
          One South Street, Suite 2150
          Baltimore, MD 21201
          Fax No.:     (410) 895-3805
          Attention:   David L. Warnock

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                                   Schedule A

                                   Guarantors

                        ETG, Inc., a Delaware corporation